Warrants Liability	12 Months Ended
Dec. 31, 2023
Warrants Liability

12. Warrants Liability

In August 2020, the Company issued 2,762,430 Class B shares and 1,381,215 warrants to purchase Class B shares for total cash proceeds of $9,999,997. Each warrant is exercisable to purchase one Class B share of the Company at an exercise price of $4.26 per share and expire five years from the date of issuance. The fair value of these warrants is classified as Level 2 in the fair value hierarchy.

On initial recognition the Company determined that these warrants did not meet the IFRS definition of equity due to the exercise price being denominated in United States dollar, which was not the functional currency of the Company at the time resulting in variability in exercise price. The change in functional currency on October 1, 2020, was determined to be a change in circumstance and, as such, the Company has made an accounting policy choice to continue to recognize the warrants as a financial liability classified at fair value through profit or loss.

The fair value of the warrants liability as at December 31, 2023, was $31,338 (December 31, 2022 – $243,594) resulting in a gain on change in fair value of $212,256 for the year ended December 31, 2023 (December 31, 2022 – $521,809).

The fair value was determined using the Black-Scholes option pricing model and the following assumptions:

	December 31, 2023	December 31, 2022
Share price	$0.92	$0.79
Exercise price	$4.26	$4.26
Expected dividend yield	—	—
Risk free interest rate	3.91%	4.07%
Expected life	1.60	2.60
Expected volatility	66%	96%